OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Supplement to the Prospectus and Statement of Additional Information Supplement

This supplement amends the current Prospectus and Statement of Additional Information of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (the "Fund"). Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund and its shareholders that the Fund reorganizes with and into Oppenheimer Global Strategic Income Fund ("GSIF"). The Board unanimously approved an Agreement and Plan of Reorganization (the "Agreement") to be entered into between the Fund and GSIF, pursuant to which GSIF will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of GSIF (the "Reorganization"). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of GSIF, equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of GSIF to be received by shareholders of the Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be tax-free for the Fund and GSIF and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of May 25, 2012, will be entitled to vote on the Reorganization of the Fund and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about July 27, 2012. The anticipated date of the shareholder meeting is on or about September 14, 2012. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization of Portfolio Series Fixed Income Active Allocation Fund is expected to take place on or about October 5, 2012.

June 7, 2012                                                                                                                                                           PS0404.004